Virtus Equity Trust

Supplement dated February 19, 2013 to the Statement of Additional Information (“SAI”)

dated July 31, 2012, as supplemented

Virtus Insight Trust

Supplement dated February 19, 2013 to the SAI dated May 1, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

The first paragraph under “How to Buy Shares” in each of the above-referenced SAIs is hereby restated as follows:

For Class A Shares and Class C Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100. However, both the minimum initial and subsequent investment amounts are $100 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by the Transfer Agent, or pursuant to the Systematic Exchange privilege or for an individual retirement account (“IRA”). In addition, there are no subsequent minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions. For Class I Shares, the minimum initial investment is $100,000 and there is no subsequent minimum investment. For purchases of Class I Shares (i) by private clients of the adviser, subadviser and their affiliates, (ii) through certain programs and defined contribution plans with which the Distributor or Transfer Agent has an arrangement or (iii) by Trustees of the funds and directors, officers and employees of Virtus and its affiliates, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.

Investors should retain this supplement with the SAI for future reference.

VET &VIT SAI/HowToBuyShares (2/2013)